Exhibit 10.2

VARIATION TO EXECUTIVE SERVICES AGREEMENT DATED 30 MAY 2012

BETWEEN	Peter McCann of 36B Burns Road, Wahroonga, NSW 2076 (you or your); and Civeo Pty Ltd [ABN 53 003 657 510] of Level 6, 10 Bond Street, Sydney in the State of New South Wales (Civeo AUS)

1.	Definitions

1.1	In this variation agreement, unless the context requires otherwise:

(a)	Civeo means Civeo Corporation, being a company incorporated in the province of British Columbia, Canada;

(b)	ESA means the Executive Services Agreement between you and Civeo AUS dated 30 May 2012;

(c)	Executive Agreement means the executive agreement between you and Civeo dated August 17, 2015; and

(d)	FW Act means the Fair Work Act 2009 (Cth) as amended from time to time.

2.	Relationship to the ESA

2.1	The parties acknowledge and agree that the Executive Agreement shall operate according to its terms, but subject to the terms of this variation agreement.

2.2

To the extent of any inconsistency between the ESA and the Executive Agreement, the terms of this variation agreement shall apply and prevail. In all other respects, the ESA continues to prescribe your terms and conditions of employment with Civeo AUS.

2.3

Nothing in this Agreement will be deemed to create a relationship of employer and employee between you and Civeo, and you acknowledge and agree you remain employed by Civeo AUS unless and until your employment is terminated in accordance with the ESA.

3.	Executive Agreement

3.1

Despite and in addition to clauses 11 and 15 of the Executive Agreement, in the event of any dispute then either party to the Executive Agreement may in the alternative elect to commence a proceeding in any Federal or State court of competent jurisdiction in New South Wales.

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4.	Termination

4.1	Despite clause 3(A) of the Executive Agreement, clause 18 of the ESA shall continue to prescribe the terms and conditions applicable to the termination of your employment with Civeo AUS.

4.2

In the event your employment with Civeo AUS in terminated in circumstances giving rise to an entitlement to a redundancy payment under section 119 of the FW Act, or any other applicable industrial law or instrument, then you acknowledge and agree that your entitlement to redundancy pay under such law or instrument may be offset by any amounts paid or payable to you pursuant to the Executive Agreement.

5.	General

5.1

Acknowledgement: you acknowledge and agree that you have had the opportunity to take independent professional legal advice regarding this variation agreement and you enter into the variation agreement voluntarily without duress, coercion or undue influence.

5.2	Waiver: any failure by a party to insist on performance of a term of this agreement at any time is not a waiver of its right to insist upon performance of that or any other term at a later time.

5.3

Severability: Any provision of this agreement that is or becomes illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and will not invalidate the remaining provisions.

5.4

Entire Agreement: this variation agreement shall be read together with the terms of the ESA as representing the entire agreement between Civeo AUS and you in relation to your terms and conditions of employment and supersedes any prior understanding or agreement between you and Civeo AUS and any prior condition, warranty, representation or indemnity imposed or made by either party whether in writing or not.

5.5

In the event of any default by Civeo in relation to any rights or obligations under the terms of the Executive Agreement, then Civeo AUS agrees to be bound by the terms of the Executive Agreement as if it were a party.

5.6

In the event of any default by you in relation to any rights or obligations under the terms of the Executive Agreement, then Civeo AUS may (in addition or in the alternative to Civeo) enforce the Executive Agreement against you.

5.7	Variation: no part of this agreement may be changed or varied in any way after it has been signed except in writing signed by or on behalf of Civeo, Civeo AUS and you.

5.8	Counterparts: this agreement may be executed in counterparts and all counterparts when taken together shall form one instrument.

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6.	EXECUTION

EXECUTED FOR AND ON BEHALF OF	EXECUTED BY THE EMPLOYEE
CIVEO AUS ON	ON

Date: August 17, 2015	Date: August 17, 2015

/s/ Frank C. Steininger___________	/s/ Peter McCann__________________
Signature of Executor	Signature

Frank C. Steininger______________
Name of Executor

EXECUTED FOR AND ON BEHALF OF
CIVEO CORPORATION

Date: August 17, 2015

/s/ Bradley J. Dodson_____________
Signature of Executor

Bradley J. Dodson________________
Name of Executor

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